EXHIBIT 10.5

Dollar General Store #13884

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into effective as of the 6th day of November, 2012, by and between THE BROADWAY GROUP, L.L.C., an Alabama limited liability company, (herein referred to as “Assignor”), and IREIT EAST BREWTON DG, L.L.C., a Delaware limited liability company, (herein referred to as “Assignee”);

WITNESSETH:

WHEREAS, The Broadway Group, LLC, an Alabama limited liability company (the “Landlord”) entered into that certain Lease with Dolgencorp, LLC, a Kentucky limited liability company (the “Tenant”) dated effective the 22ND day of March, 2012, and as subsequently modified by Lease Commencement Date Agreement / Lease Modification Agreement #1 dated August 31, 2012,   (herein referred to as the “Lease”), pertaining to the lease by said Tenant from Landlord of the real estate and improvements located at 805 Forrest Avenue, East Brewton, Escambia County, Alabama, and being more particularly described on Exhibit “A” attached hereto and made a part hereof by reference (the “Leased Premises”); and,

WHEREAS, Assignor has agreed to assign all of its right, title and interest in and to the Lease and the Leased Premises to Assignee, and Assignee has agreed to assume and perform Assignor’s liabilities and obligations as Landlord arising under the Lease on and after the date hereof, all in accordance with this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.            Assignment. Assignor hereby assigns, transfers, and sets over to Assignee and Assignee does hereby accept such assignment, transfer and setting over to Assignee, all of Assignor’s rights, benefits, privileges and obligations as Landlord in and to the Lease.

2.            Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of any obligation or liability of the Landlord under the Lease which was to be performed or which became due prior to the date hereof.

3.            Assumption. Assignee hereby assumes all liabilities and obligations of Assignor as Landlord under the Lease, or which arise out of Assignor being the owner of the property which is the subject of the Lease, which arise on or after the date hereof and agrees to perform all obligations of Landlord under the Lease, which are to be performed or which become due on or after the date hereof.

4.            Indemnity by Assignee. Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’

fees) arising out of Assignee’s failure to perform any of Assignee’s obligations as Landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

5.                                   Representations and Warranties Assignor hereby represents and warrants to Assignee:

(a)                              That Assignor is the owner of the fee simple estate of the subject property, has full power and authority to assign the Lease to Assignee, and that said Lease has been executed by the proper parties;

(b)                              That all of the terms, provisions and conditions of Lease is currently in full force and effect according to its original terms and that there are no present defaults in the performance of any of such terms and conditions;

(c)                               That the Assignor has not executed a prior assignment of said Lease which remains in full force and effect.

(d)                              That the Assignor has not performed any acts or executed any instruments which might prevent the Assignee from operating any of the terms or conditions of this assignment and agreement or which would limit the Assignee in such operations;

(e)                               That the Assignor has not executed or granted any modification or amendment of the Lease, except as specifically enumerated herein;

(f)                                That the Assignor has been paid all amounts due as Landlord under the Lease and the Tenant in said Lease is current in the amounts due Assignor as Landlord; and,

(g)                               That there are no outstanding obligations of the Assignor as Landlord under the Lease.

6.            Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder.  Assignor does further assign to Assignee all security deposits, if any, paid by the Tenant specified in said Lease.

7.            Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

8.            Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors, heirs and assigns.

IN WITNESS WHEREOF, the undersigned Assignor has caused this Assignment to be executed by its duly authorized Manager to be effective as of the date set forth above.

ASSIGNOR:

THE BROADWAY GROUP, L.L.C., an Alabama limited liability company

BY:	BROADWAY MANAGEMENT, LLC,
Its Manager

	By:	/s/ Robert M. Broadway
Robert M. Broadway, Manager

STATE OF ALABAMA	)
:
MADISON COUNTY	)

I, the undersigned, a Notary Public in and for said county and in said state, hereby certify that, ROBERT M. BROADWAY, whose name as Manager of BROADWAY MANAGEMENT, LLC, an Alabama limited liability company in its capacity as Manager of THE BROADWAY GROUP, LLC, an Alabama limited liability company is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of the instrument, he, as such Manager, and with full authority, executed the same voluntarily for and as the authorized acts of said entities on the day the same bears date.

Given under my hand and seal this the 1st day of November, 2012.

/s/ James G. Harrison
Notary Public
My Commission Expires: 7-15-2015

IN WITNESS WHEREOF, the undersigned Assignee has caused this Assignment to be executed by its duly authorized representative to be effective as of the date set forth above.

ASSIGNEE:

IREIT EAST BREWTON DG, L.L.C., a Delaware limited liability company

	BY:	IREIT DG SPE MEMBER, L.L.C., a Delaware limited liability company, its Sole Member

		By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation,
Its Sole Member

			By:	/s/ David Z. Lichterman
			Name:	David Z. Lichterman
			Title:	Treasurer/Chief Acctg. Officer
STATE OF ILLINOIS	)
:
DUPAGE COUNTY	)

I, the undersigned, a Notary Public in and for said county and in said state, hereby certify that, David Z. Lichterman, whose name as Treasurer of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, in its capacity as Sole Member of IREIT DG SPE MEMBER, L.L.C., a Delaware limited liability company, in its sole capacity as Sole Member of IREIT EAST BREWTON DG, L.L.C., a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of the instrument, he/she, as such authorized officer and with full authority, executed the same voluntarily for and as the act of said corporation and as the authorized acts of said entities on the day the same bears date.

Given under my hand and seal this the 2nd day of November, 2012.

/s/ Susan Metzler
Notary Public
My Commission Expires: 5-15-15

EXHIBIT “A”

A LOT OR PARCEL OF LAND LOCATED IN THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 33, TOWNSHIP 2 NORTH, RANGE 10 EAST, IN THE CITY OF EAST BREWTON, ESCAMBIA COUNTY, ALABAMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS;

COMMENCING AT THE SOUTHWEST CORNER OF LOT 4 BLOCK 2 OF W.K. MAYO ADDITION OF THE TOWN OF EAST BREWTON, ALABAMA AS RECORDED IN PLAT BOOK 3 PAGE 9 IN THE OFFICE OF THE PROBATE JUDGE OF ESCAMBIA COUNTY; POINT IS FURTHER DESCRIBED AS BEING A 5/8-INCH CAPPED IRON PIN LOCATED ON THE EAST RIGHT-OF-WAY MARGIN OF FORREST AVENUE (60 FOOT RIGHT-OF-WAY); THENCE ALONG SAID EAST MARGIN AROUND A CURVE TO THE RIGHT HAVING A RADIUS OF 1580.25 FEET AND A CHORD BEARING AND DISTANCE OF NORTH 11 DEGREES 04 MINUTES 06 SECONDS WEST FOR 55.70 FEET TO A 1/2-INCH CAPPED IRON PIN (STAMPED CA451LS) AND THE POINT OF BEGINNING FOR TRACT 1; THENCE AROUND A CURVE TO THE RIGHT HAVING A RADIUS OF 1580.25 FEET AND A CHORD BEARING AND DISTANCE OF NORTH 7 DEGREES 10 MINUTES 48 SECONDS WEST FOR 158.72 FEET TO A 1/2-INCH CAPPED IRON PIN; THENCE LEAVING SAID RIGHT-OF-WAY MARGIN SOUTH 83 DEGREES 7 MINUTES 46 SECONDS EAST A DISTANCE OF 147.55 FEET TO A 5/8-INCH CAPPED IRON PIN; THENCE NORTH 0 DEGREES 40 MINUTES 51 SECONDS WEST A DISTANCE OF 10.13 FEET TO A 1/2-INCH CAPPED IRON PIN (AL 12489); THENCE SOUTH 83 DEGREES 0 MINUTES 14 SECONDS EAST A DISTANCE OF 140.00 FEET TO A 1/2-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE SOUTH 1 DEGREE 39 MINUTES 15 SECONDS EAST A DISTANCE OF 130.13  FEET TO A 1/2-INCH CAPPED IRON PIN (STAMPED CA451LS); THENCE SOUTH 88 DEGREES 20 MINUTES 45 SECONDS WEST A DISTANCE OF 260.48 FEET TO A 1/2-INCH CAPPED IRON PIN (STAMPED CA451LS);THENCE NORTH 62 DEGREES 08 MINUTES 56 SECONDS WEST FOR A DISTANCE OF 10.04 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.93 ACRES MORE OR LESS.